[Graphic]
 Federated Investors


Federated International Equity Fund
15th Annual Report
November 30, 1998

ESTABLISHED 1984

PRESIDENT'S MESSAGE

Dear Valued Shareholder:
Federated International Equity Fund was created in 1984, and I am pleased to present its 15th Annual Report. This report covers the 12-month reporting period from December 1, 1997 through November 30, 1998. It begins with an interview with the fund's portfolio manager, Drew Collins, Senior Vice President of Federated Global Investment Management Corp. (formerly, Federated Global Research Corp.). Following his discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's diversified international stock holdings, and third is the publication of the fund's financial statements.

This international stock fund is designed for total return.* The fund's $222 million portfolio was invested in 23 countries on 4 continents across 126 securities. The United Kingdom and France were the two largest commitments.

While it was a volatile period for international markets, Europe was a bright spot. The fund's focus in that region and strong security selection produced positive performance that was competitive with the benchmark index and far above that of the average international equity fund. Individual share class total return performance for the 12-month reporting period, including realized gains, follows.**

                  TOTAL      CAPITAL         NET  ASSET
                  RETURN      GAINS        VALUE INCREASE
Class A Shares    17.78%      $1.350   $17.93 to $19.56 = 9.1%
Class B Shares    16.92%      $1.350   $17.48 to $18.89 = 8.1%
Class C Shares    16.94%      $1.350   $17.28 to $18.66 = 8.0%

 * Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

 ** Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 11.32%, 11.42%, and 15.94%, respectively.

Thank you for joining the growing number of Federated International Equity Fund shareholders who have diversified their equity assets internationally and entrusted this fund with more than $222 million. I recommend that shareholders add to their investment accounts on a regular basis, using the dollar-cost averaging method of investing to take advantage of price fluctuations.+

As always, we welcome your comments and suggestions.

Sincerely,
[Graphic]
Glen R. Johnson
President
January 15, 1999

 + Dollar-cost averaging does not ensure a profit or protect against loss in declining markets. Since such a plan of investing involves continuous investing regardless of fluctuating price levels, investors should consider whether to continue to invest in periods of low price levels.

INVESTMENT REVIEW

[Graphic]
Drew Collins
Senior Vice President
Federated Global Investment Management Corp.

[Graphic]
OVERALL, IT WAS A POSITIVE, ALTHOUGH VOLATILE, YEAR FOR THE
INTERNATIONAL EQUITY MARKETPLACE. WHAT ARE YOUR COMMENTS?

The economic climate in Western Europe was robust during the first half of the fiscal year, and the equity markets were extremely buoyant relative to their international peers. Financial, automotive, and telecommunications stocks lead the bull charge in Europe. During the third quarter of 1998, the international equity markets corrected sharply as fears of a banking crisis and general economic slowdown squashed investor confidence. The banking industry was disproportionately affected by eruptions in Russia, Asia, and the U.S., as well as by growing concerns over Latin America. Most notably, the Russian government defaulted on its debt and the U.S. government had to step in to rescue a highly leveraged hedge fund. Expensive stocks, those with high price to earnings ratios, which sold off most severely in the third quarter, rebounded with equal vigor in the fourth quarter of 1998. The key to this reversal was a swift response by central bankers who cut interest rates across the board. In
November 1998 alone, 15 countries cut their interest rates, re-inspiring investors and stimulating their demand for equities. At the conclusion of a volatile year, the markets are comfortably ahead of where they started.

[Graphic]
IN THIS ENVIRONMENT, HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD COMPARED TO ITS BENCHMARKS?

For the fiscal year ended November 30, 1998, the fund's Class A, B, and C Shares produced strong total returns, based on net asset value, of 17.78%, 16.92% and 16.94%, respectively.* These returns were competitive with the 14.72% return of the Morgan Stanley Capital International Europe, Australia, and Far East Index (the "EAFE Index")** for the same period. Additionally, the returns for Class A, B, and C Shares were higher than the 10.43% average total return of all 511 international equity funds tracked by Lipper Analytical Services, Inc.+

[Graphic]
WHAT WERE THE MAJOR INFLUENCES ON THE FUND'S PERFORMANCE?

The fund's performance can be mainly attributed to security selection, but looking at the overall makeup of the fund, a few characteristics should be noted. First, the fund was consistently overweighted in Europe during the year versus its benchmark, the EAFE Index, and almost entirely out of the Asia Pacific markets. This was clearly the right strategy as fundamentals in Europe are strong and Asia, dominated by Japan, remains sluggish. Second, the fund had substantial investments in the financial services and telecommunications sectors, both of which experienced strong earnings and revenue growth along with a re-rating by the markets. Though these sectors have been extremely volatile, we believe they represent the best opportunities for substantial price appreciation in Western Europe.

 * Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 11.32%, 11.42%, and 15.94%, respectively.

 ** The EAFE Index is a market capitalization-weighted foreign securities index widely used to measure the performance of European, Australian, New Zealand, and Far Eastern stock markets. This index is unmanaged, and investments cannot be made in an index.

 + Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not reflect sales charges.

[Graphic]
WHAT INDIVIDUAL STOCKS MADE A SIGNIFICANT IMPACT?

Investments in alternative telecommunications carriers have been among the best performing and most influential stocks in the portfolio. The following five stocks in our top ten holdings fall into this category: COLT TELECOM GROUP PLC, ENERGIS PLC, EQUANT NV, CABLE
& WIRELESS COMMUNICATIONS (CWC), and GLOBAL CROSSING LTD. Though they focus on differing regions and have different business models, these five companies are essentially taking advantage of the tremendous growth in transferring digital traffic, packets of data rather than voice via non-traditional means, i.e., coax cable and/or fiber-optic cable. As our use of the Internet, e-mail and video expands, this puts increasing demands on the networks over which this traffic travels. These five companies are addressing these demands by installing high-capacity networks, regionally in the cases of Colt, Energis and CWC, and on a worldwide basis, in the cases of Equant and Global Crossing. It is our belief that the data boom which is just getting underway will provide enduring opportunities for these five companies with significant first mover advantages.

[Graphic]
HOW WERE THE FUND'S ASSETS DIVERSIFIED AT THE END OF THE 12-MONTH
REPORTING PERIOD, AND WHAT WERE THE FUND'S TOP 10 HOLDINGS?

As of November 30, 1998, the fund's assets were invested as follows:
22.10% in the United Kingdom, 13.30% in France, 10.20% in Italy, and 11.90% in the Netherlands. Our exposure to Japan was 3.30%. The balance was spread across 18 other countries. Details on the fund's country and regional weightings along with the fund's top 10 holdings as of November 30, 1998, follow:

                      PERCENTAGE OF                    PERCENTAGE OF
COUNTRY                 NET ASSETS  COUNTRY              NET ASSETS
United Kingdom            22.10%    Portugal                2.40%
France                    13.30%    Bermuda                 1.80%
Netherlands               11.90%    Spain                   1.70%
Italy                     10.20%    Finland                 1.50%
Australia                  6.30%    Belgium                 0.80%
Canada                     5.70%    Norway                  0.70%
Switzerland                4.80%    New Zealand             0.50%
Ireland                    4.40%    Austria                 0.50%
Germany                    4.30%    Luxembourg              0.20%
Sweden                     3.60%    Greece                  0.10%
Japan                      3.30%    Singapore               0.03%
Denmark                    2.60%

                      PERCENTAGE OF
REGION                  NET ASSETS
Europe                     85.1%
Canada                      5.7%
Asia Pacific                3.3%
Other countries             6.1%

TOP 10 HOLDINGS

                                                       PERCENTAGE OF
NAME                     COUNTRY                         NET ASSETS
Energis PLC              United Kingdom                     2.60%
Colt Telecom
Group PLC                United Kingdom                     2.15%
The Laser Center, Inc.   Canada                             2.08%
Benckiser NV             Netherlands                        2.02%
Sanofi SA                France                             1.99%
Equant NV                Netherlands                        1.98%
Cable & Wireless
Communications PLC       United Kingdom                     1.97%
BioChem Pharma, Inc.     Canada                             1.82%
Global Crossing Ltd.     Bermuda                            1.78%
Synthelabo SA            France                             1.76%
   TOTAL                                                   20.15%

[Graphic]
WHAT WERE SOME OF YOUR NOTABLE RECENT PURCHASES FOR THE FUND DURING THE 12-MONTH REPORTING PERIOD?

Our recent purchases included the following:

SECURICOR (1.40% of net assets): Securicor owns 40% of Cellnet, the third largest operator in the United Kingdom's cellular phone market (60% owned by British Telecom). Currently, Securicor, which represents parcel delivery and guarding businesses, in addition to the interest in Cellnet, is trading at a significant discount to the true value of its individual assets.

EUROPOLITAN (0.50% of net assets): Europolitan is a Swedish mobile phone operator which initially entered the high value business market with much success, and is now focusing its attention on consumer business, which, with the advent of pre-paid phones, is booming. Swedish mobile phone penetration is accelerating at a rate of over 40%, second only to Finland, where more than one in two people have a cell phone.

GLAXO WELLCOME PLC (1.70% of net assets): This United Kingdom-based pharmaceutical company should provide relatively stable earnings growth, especially considering the domestic economy which, by most measures, is entering a manufacturing recession.

[Graphic]
AS WE LEAVE WHAT HAS BEEN A POSITIVE YET INCREASINGLY VOLATILE YEAR, PARTICULARLY WITH RESPECT TO EUROPE, WHAT IS YOUR OUTLOOK AND
STRATEGY?

Due principally to the swift and substantial interest rate cuts worldwide, we are clearly more bullish than we were at the end of the third quarter of 1998, when markets were falling precipitously. However, with the backdrop of slowing corporate earnings in 1999, the concerns surrounding the Y2K problem and political uncertainty in the U.S., we are erring on the side of caution. Thus, we are not only buying aggressive growth stories, but we are balancing our portfolio with some defensive stocks in industries such as pharmaceuticals and food retailing. With regards to companies, we continue to focus on two critical themes: earning visibility and domestic sales.

Across markets, we are concentrating on Western Europe and carefully watching Japan for any signs of a turnaround. Currently, the European Economic and Monetary Union ("EMU") and the Euro, which started trading with the new year, are creating opportunities in Europe. Domestic money managers, once restricted to investments in their home markets, are putting money to work within "Euroland," thus creating tremendous technical demand for the large, liquid stocks present in the Dow Jones Euro Stoxx 50 Index.++ Simultaneously, differing interest rates across countries are converging to lower levels, spurring equity markets and creating additional opportunities. In 1999, we will focus our attention on this dynamic market, taking advantage of the opportunities created under the EMU.

Generally, we will continue to look for opportunities around the world that offer substantial return potential, concentrating our efforts primarily in developed markets, but also taking advantage of the diversification benefits offered by carefully selected investments in emerging markets.

 ++ The Dow Jones Euro Stoxx 50 Index is a capitalization-weighted index calculated on 50 blue-chip stocks of the Euro countries. This index is unmanaged, and investments cannot be made in an index.

WHERE IN THE WORLD SHOULD YOU INVEST?

[Graphic]
FEDERATED ASIA PACIFIC GROWTH FUND
[Graphic]
FEDERATED EMERGING MARKETS FUND
[Graphic]
FEDERATED EUROPEAN GROWTH FUND
[Graphic]
FEDERATED GLOBAL EQUITY INCOME FUND
[Graphic]
FEDERATED GLOBAL FINANCIAL SERVICES FUND
[Graphic]
FEDERATED INTERNATIONAL EQUITY FUND
[Graphic]
FEDERATED INTERNATIONAL GROWTH FUND
[Graphic]
FEDERATED INTERNATIONAL HIGH INCOME FUND
[Graphic]
FEDERATED INTERNATIONAL INCOME FUND
[Graphic]
FEDERATED INTERNATIONAL SMALL COMPANY FUND
[Graphic]
FEDERATED LATIN AMERICAN GROWTH FUND
[Graphic]
FEDERATED WORLD UTILITY FUND

Federated employs highly qualified, experienced managers in global investing to select countries and companies outside the U.S. for long-term growth potential.

Call your investment representative to buy shares of 10 international equity funds and 2 international income funds from Federated
Securities Corp.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THESE FUNDS, CALL
1-800-341-7400 TO ASK FOR A PROSPECTUS AND READ IT CAREFULLY BEFORE YOU
INVEST.

Foreign investing involves special risks including currency risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED INTERNATIONAL EQUITY FUND

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $15,000 IN THE CLASS A SHARES OF FEDERATED INTERNATIONAL EQUITY FUND ON 8/17/84, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $80,256 ON 11/30/98. YOU WOULD HAVE EARNED A 12.45%* AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 12/31/98, the Class A Shares' average annual 1-year,
5-year, and 10-year total returns were 17.85%, 7.39%, and 7.10%, respectively. Class B Shares' average annual 1-year and since inception (9/28/94) total returns were 18.24% and 7.05%, respectively. Class C Shares' average annual 1-year,
5-year, and since inception (4/1/93) total returns were 22.79%, 7.68%, and 10.41%, respectively.**

"Graphic representation "A1" omitted.  See Appendix."

 * Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares.

  Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

 ** The total returns stated take into account the 5.50% sales charge for Class A Shares, the 5.50% contingent deferred sales charge for Class B Shares, and the 1.00% contingent deferred sales charge for Class C Shares.

FEDERATED INTERNATIONAL EQUITY FUND

ONE STEP AT A TIME:

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR 14 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $29,835.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated International Equity Fund on 8/17/84, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $15,000, but your account would have reached a total value of $29,835* by 11/30/98. You would have earned an average annual total return of 8.93%.

A practical investment plan helps you pursue long-term capital growth through a diversified portfolio primarily invested in equity securities of non-U.S. issuers. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

"Graphic representation "A2" omitted.  See Appendix."

 * This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED INTERNATIONAL EQUITY FUND

HYPOTHETICAL INVESTOR PROFILE: INVESTING FOR LONG-TERM GROWTH

Dan and Gigi Hardwick are a two-income suburban couple who, like many others, want to be able to afford their present lifestyle after they retire.

They decided an international stock fund, though possibly volatile in the short-term, offered excellent opportunities for long-term growth. They invested $10,000 in Federated International Equity Fund (Class A Shares) on August 17, 1984 and-to take advantage of dollar cost averaging-have invested $5,000 every August since.

By November 30, 1998, they were pleased to see that their $80,000 investment had grown to $176,982 for an average annual total return of 9.66%. Gigi's already picturing a long Mediterranean cruise to celebrate their retirement.

The couple is fictional, but the figures are real.

"Graphic representation "A3" omitted.  See Appendix."

  This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance does not guarantee future results.

FEDERATED INTERNATIONAL EQUITY FUND
CLASS A SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED INTERNATIONAL EQUITY FUND
(CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated International Equity Fund (Class A Shares)
(the "Fund") from November 30, 1988 to November 30, 1998 compared to the Morgan Stanley Capital International Europe Australia Far-East Index (EAFE).+

"Graphic representation "A4" omitted.  See Appendix."

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund with no sales charge. As of October 1, 1994, the maximum sales charge is 5.50%. The
Fund's performance assumes the reinvestment of all dividends and distributions. The EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

 **  Total return quoted reflects all applicable sales charges.

 + The EAFE is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

FEDERATED INTERNATIONAL EQUITY FUND
CLASS B SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED INTERNATIONAL EQUITY FUND
(CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated International Equity Fund (Class B Shares) (the
"Fund") from September 28, 1994 (start of performance) to
November 30, 1998 compared to the Morgan Stanley Capital International Europe Australia Far-East Index (EAFE).+

"Graphic representation "A5" omitted.  See Appendix."

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than five years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The EAFE is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

FEDERATED INTERNATIONAL EQUITY FUND
CLASS C SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED INTERNATIONAL EQUITY FUND
(CLASS C SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated International Equity Fund (Class C Shares) (the "Fund") from April 1, 1993 (start of performance) to November 30, 1998 compared to the Morgan Stanley Capital International Europe Australia Far-East Index (EAFE).+

"Graphic representation "A6" omitted.  See Appendix."

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The EAFE is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

FEDERATED INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1998

                                                                                            VALUE
                                                                                           IN U.S.
SHARES                                                                                     DOLLARS
COMMON STOCKS-101.2%
                         AUSTRALIA-5.6%
   539,000               Australia & New Zealand Banking Group, Melbourne               $   3,559,533
   757,231          (a)  Biota Holdings Ltd.                                                2,521,772
   131,410          (a)  Cable & Wireless Optus Ltd.                                          246,063
   173,000               Commonwealth Installment Receipt Trustee Ltd.                      2,386,064
   393,000               Fosters Brewing Group                                              1,029,746
   604,000               Mayne Nickless Ltd.                                                2,580,759
                           Total                                                           12,323,937
                         AUSTRIA-0.5%
    24,000               Flughafen Wien AG                                                  1,067,828
                         BELGIUM-0.8%
    35,000          (a)  Mobistar S.A.                                                      1,665,428
                         BERMUDA-1.8%
   104,500          (a)  Global Crossing Ltd.                                               3,957,938
                    (a)  CANADA-5.7%
    95,100               Alliance Atlantis Communications, Inc., Class B                    1,497,147
    93,000          (a)  Alliance Communications Corp., Class B                             1,464,087
   166,000          (a)  BioChem Pharma, Inc.                                               4,046,250
    72,800          (a)  Informisssion Group                                                  470,371
    48,800          (a)  Telesystem International Wireless, Inc.                              670,620
   227,000          (a)  The Laser Center Inc.                                              4,452,148
     8,000          (a)  The Laser Center Inc., ADR                                           156,500
                           Total                                                           12,757,123
                         DENMARK-2.6%
    24,000               Kobenhavn Lufthave                                                 2,746,472
    17,000               Tele Danmark AS, Class B                                           1,897,969
    15,000               Unidanmark, Class A                                                1,223,445
                           Total                                                            5,867,886
                                                                                            VALUE
                                                                                           IN U.S.
SHARES                                                                                     DOLLARS
COMMON STOCKS-CONTINUED
                         FINLAND-1.5%
    55,450               Helsingin Puhelin Oyj                                          $   2,956,043
    19,350          (a)  Sonera Group                                                         277,581
                          Total                                                             3,233,624
                         FRANCE-13.3%
    27,000               AXA                                                                3,488,188
    16,000               Banque Nationale de Paris                                          1,223,371
    70,000          (a)  CNP Assurances                                                     2,116,290
     8,600               Canal Plus                                                         1,975,708
     2,000               DEX                                                                1,799,198
     5,200               Essilor International                                              2,024,538
    10,000               Etablissements Economiques du Casino Guichard- Perrachon             949,167
    24,800               Sanofi S.A.                                                        4,424,524
    40,000               Scor S.A.                                                          2,555,720
     5,500               Societe Generale, Paris                                              866,203
    18,700               Synthelabo                                                         3,908,159
    17,500               TFL - TV Francaise                                                 3,060,624
    14,000               Valeo                                                              1,198,411
                           Total                                                           29,590,101
                         GERMANY, FEDERAL REPUBLIC OF-4.3%
    11,000               Bayerische Vereinsbank AG, Munich                                    951,870
    18,500               Beiersdorf AG                                                      1,210,469
    24,000               Mannesmann AG                                                      2,596,009
    62,000               Merck KGAA                                                         2,521,736
     6,000               Preussag AG                                                        2,196,351
                           Total                                                            9,476,435
                         GREECE-0.1%
    12,560          (a)  Panafon S.A.                                                         224,979
                         IRELAND-4.4%
   144,000               Allied Irish Banks PLC                                             2,214,778
    12,300          (a)  Elan Corp. PLC, ADR                                                  837,937
    24,300          (a)  Esat Telecom Group PLC, ADR                                          838,350
                                                                                            VALUE
                                                                                           IN U.S.
SHARES                                                                                     DOLLARS
COMMON STOCKS-CONTINUED
                         IRELAND-CONTINUED
    81,100          (a)  ICON PLC, ADR                                                  $   2,301,213
   140,000               Irish Life                                                         1,164,475
   180,500               Irish Permanent PLC                                                2,445,667
                           Total                                                            9,802,420
                         ITALY-10.2%
   276,000          (a)  AEM SPA                                                              414,062
   100,000               Arn Mondadori Edit                                                 1,256,139
    75,000               Assicurazioni Generali                                             2,799,524
 1,082,700               Banca Nazionale del Lavoro                                         3,042,324
 1,173,000               Bca Di Roma                                                        2,028,614
   135,850               Istituto Bancario San Paolo di Torino                              2,228,110
   185,000               Mediaset SPA                                                       1,305,105
 3,200,000          (a)  Seat Pagine Gialle SPA                                             2,811,847
   311,000               Telecom Italia SPA                                                 2,518,919
   460,000               Unicredito Italiano SPA                                            2,613,901
 3,280,000          (a)  Unione Immobiliare SPA                                             1,640,244
                            Total                                                          22,658,789
                         JAPAN-3.3%
    84,000               Daiwa House Industry Co. Ltd.                                        889,773
    96,000               Fujitsu Ltd.                                                       1,108,052
    65,000               Nomura Securities Co. Ltd.                                           631,534
    59,000               Pioneer Electronic Corp.                                             969,765
    41,000               Sony Chemicals Corp.                                               1,477,597
    29,600               Sony Music Entertainment, Inc.                                     1,302,208
   166,000               Sumitomo Marine & Fire                                               990,341
                           Total                                                            7,369,270
                         LUXEMBOURG-0.2%
     2,500          (a)  Societe Europeenne des Satellites                                    390,636
                                                                                            VALUE
                                                                                           IN U.S.
SHARES                                                                                     DOLLARS
COMMON STOCKS-CONTINUED
                         NETHERLANDS-11.9%
    61,000               Ahold NV                                                       $   2,114,611
    76,000          (a)  Benckiser NV                                                       4,490,340
    16,900               Cap Gemini NV                                                      1,207,048
   107,000               Elsevier NV                                                        1,404,251
    78,000          (a)  Equant NV, ADR                                                     4,402,125
    21,000               Heineken NV                                                        1,066,168
    68,000               Koninklijke Numico NV                                              2,933,257
   225,000          (a)  Magnus Holding NV                                                  1,999,948
    30,000          (a)  Qiagen NV                                                          1,830,293
   466,000          (a)  TAS Groep NV                                                       2,119,788
    20,000               VNU - Verenigde Nederlandse Uitgeversbedrijven Verenigd Bezit        687,041
    11,700               Wolters Kluwer NV                                                  2,229,824
                           Total                                                           26,484,694
                         NEW ZEALAND-0.5%
   346,000               Fisher & Paykel                                                    1,083,597
                         NORWAY-0.7%
   118,000               Merkantildata ASA                                                  1,284,407
   106,760          (a)  Sensonor ASA                                                         242,393
                           Total                                                            1,526,800
                         PORTUGAL-1.7%
    31,600               Banco Commercial Portugues, Class R                                  962,541
     9,000               Banco Pinto & Sotto Mayor                                            164,050
    33,100               Compania de Seguros Tranquilidade                                  1,079,772
     7,500               Telecel - Comunicacoes Pessoai                                     1,465,812
                           Total                                                            3,672,175
                         SINGAPORE-0.0%
    10,000               Overseas-Chinese Banking Corp. Ltd.                                   61,231
                                                                                            VALUE
                                                                                           IN U.S.
SHARES                                                                                     DOLLARS
COMMON STOCKS-CONTINUED
                         SPAIN-1.7%
    50,000               Argentaria S.A.                                                $   1,163,838
    24,030               Banco Pastor S.A.                                                  1,498,233
    90,000               Corp Fin Reunida                                                   1,206,443
                           Total                                                            3,868,514
                         SWEDEN-3.6%
    42,000               Autoliv, Inc., ADR                                                 1,514,746
    40,000               Enator AB                                                          1,135,414
    11,000               Europolitan Holdings AB                                            1,011,059
    40,000               ForeiningsSparbanken AB                                            1,120,668
   164,200          (a)  Modern Times Group, Class B                                        2,108,491
   100,000               Skand Enskilda BKN, Class A                                        1,136,643
                           Total                                                            8,027,021
                         SWITZERLAND-4.8%
     4,964          (a)  Barry Callebaut AG                                                 1,164,299
        47               Lindt & Spruengli AG                                               1,198,310
     1,500               Novartis AG                                                        2,814,581
     3,000               Schweizerische Lebensversicherungs - und Rentenanstalt             2,096,971
     7,300               The Swatch Group AG                                                  975,041
     3,400               Zurich Versicherungsgesellschaft                                   2,427,702
                           Total                                                           10,676,904
                           UNITED KINGDOM-22.0%
   270,000               Avis Europe PLC                                                    1,036,199
         1               Bank of Ireland                                                            6
    72,800               Bespak PLC                                                         1,050,699
   145,000               British Sky Broadcasting Group PLC                                 1,198,242
   491,750          (a)  Cable & Wireless Communications PLC                                4,380,030
   295,000               Carlton Communications PLC                                         2,369,681
   366,000          (a)  Colt Telecom Group PLC                                             4,781,291
    95,000          (a)  ECsoft Group PLC, ADR                                              2,410,625
   319,800          (a)  Energis PLC                                                        5,776,058

SHARES OR                                                                                   VALUE
PRINCIPAL                                                                                  IN U.S.
AMOUNT                                                                                     DOLLARS
COMMON STOCKS-CONTINUED
                         UNITED KINGDOM-CONTINUED
    20,000          (a)  Garban PLC                                                     $      78,184
   120,000               Glaxo Wellcome PLC                                                 3,794,393
   150,000               Granada Group PLC                                                  2,340,568
   117,968               Hays PLC                                                             996,261
   348,500               National Grid Co. PLC                                              2,769,258
    68,000               National Westminster Bank, PLC, London                             1,240,518
   101,500               Pearson                                                            1,824,868
    80,000               Prudential Corp. PLC                                               1,166,490
   115,000               Royal & Sun Alliance Insurance Group PLC                             959,814
    75,000               Royal Bank of Scotland PLC, Edinburgh                              1,129,460
   380,000               Securicor PLC                                                      3,058,739
   200,292               Smithkline Beecham Corp.                                           2,457,964
   275,000               Somerfield PLC                                                     2,066,141
   200,000               United News & Media PLC                                            1,931,505
                           Total                                                           48,816,994
                           TOTAL COMMON STOCKS (IDENTIFIED COST $189,031,304)             224,604,324
CORPORATE BONDS-0.9%
                         AUSTRALIA-0.8%
$  487,000               Suncorp-Metway Ltd., Conv. Bond, 8.00%, 10/31/2001                 1,719,756
                         UNITED KINGDOM-0.1%
    95,000               National Grid Group PLC, Bond, 4.25%, 2/17/2008                      195,284
                           TOTAL CORPORATE BONDS (IDENTIFIED COST $1,827,480)               1,915,040

SHARES OR                                                                                   VALUE
PRINCIPAL                                                                                  IN U.S.
AMOUNT                                                                                     DOLLARS
PREFERRED STOCKS-0.7%
                         PORTUGAL-0.7%
   144,720               Lusomundo Sociedade Gestora de Participacoes
                         Sociais SA, Pfd. (IDENTIFIED COST $1,985,770)                   $  1,680,421
REPURCHASE AGREEMENT(B)-3.5%
$7,705,000               Westdeutsche Landesbank Girozentrale, 5.35%, dated 11/30/1998,
                         due 12/1/1998 (AT AMORTIZED COST)                                  7,705,000
                           TOTAL INVESTMENTS (IDENTIFIED COST $200,549,554)(C)           $235,904,785


  (a)  Non-income producing security.

  (b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

  (c) The cost of investments for federal tax purposes amounts to $201,108,426. The net unrealized appreciation of investments on a federal tax basis amounts to $34,796,359 which is comprised of $38,200,548 appreciation and $3,404,189 depreciation at November 30, 1998.

Note: The categories of investments are shown as a percentage of net assets ($221,993,991) at November 30, 1998.

The following acronyms are used throughout this portfolio:

ADR -American Depository Receipt
PLC -Public Limited Company
SA -Support Agreement
SPA -Standby Purchase Agreement


(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1998


ASSETS:
Total investments in securities, at value (identified cost $200,549,554
and tax cost $201,108,426)                                                                     $ 235,904,785
Cash                                                                                                     233
Cash denominated in foreign currencies (at identified cost $3,449)                                     3,349
Income receivable                                                                                    339,224
Receivable for investments sold                                                                    1,946,982
Receivable for shares sold                                                                         1,272,589
  Total assets                                                                                   239,467,162
LIABILITIES:
Payable for investments purchased                                                 $ 8,639,701
Payable for shares redeemed                                                         8,704,786
Net payable for foreign currency exchange contracts purchased                          14,893
Payable for taxes withheld                                                             12,121
Accrued expenses                                                                      101,670
Total liabilities                                                                                 17,473,171
NET ASSETS for 11,449,647 shares outstanding                                                   $ 221,993,991
NET ASSETS CONSIST OF:
Paid in capital                                                                                $ 170,221,452
Net unrealized appreciation of investments and translation of
assets and liabilities in foreign currency                                                        35,434,045
Accumulated net realized gain on investments and foreign
currency transactions                                                                             16,616,129
Distributions in excess of net investment income                                                    (277,635)
  Total net assets                                                                             $ 221,993,991
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
CLASS A SHARES:
Net Asset Value Per Share ($172,160,015 / 8,802,185 shares outstanding)                               $19.56
Offering Price Per Share (100/94.50 of $19.56)*                                                       $20.70
Redemption Proceeds Per Share                                                                         $19.56
CLASS B SHARES:
Net Asset Value Per Shares  ($35,689,087 / 1,889,456 shares outstanding)                              $18.89
Offering Price Per Share                                                                              $18.89
Redemption Proceeds Per Share (94.50/100 of $18.89)*                                                  $17.85
CLASS C SHARES:
Net Asset Value Per Share ($14,144,889 / 758,006 shares outstanding)                                  $18.66
Offering Price Per Share                                                                              $18.66
Redemption Proceeds Per Share (99.00/100 of $18.66)*                                                  $18.47


 * See "What do Shares Cost?" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1998


INVESTMENT INCOME:
Dividends (net of foreign
taxes withheld of $436,909)                               $  2,888,652
Interest                                                       450,076
Total income                                                 3,338,728
EXPENSES:
Investment advisory fee                   $ 2,137,661
Administrative personnel and
services fee                                  185,000
Custodian fees                                127,119
Transfer and dividend
disbursing agent fees and
expenses                                      264,139
Directors'/Trustees' fees                       5,672
Auditing fees                                  24,353
Legal fees                                      3,240
Portfolio accounting fees                      95,588
Distribution services fee-
Class B Shares                                233,953
Distribution services fee-
Class C Shares                                 93,921
Shareholder services fee-Class
A Shares                                      425,124
Shareholder services fee-Class
B Shares                                       77,984
Shareholder services fee-Class
C Shares                                       31,307
Share registration costs                       41,227
Printing and postage                           59,748
Insurance premiums                                304
Total expenses                                               3,806,340
Net operating loss                                            (467,612)
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on
investments and foreign
currency transactions                                       15,242,814
Net change in unrealized
appreciation of investments
and translation of assets and
liabilities in foreign
currency                                                    15,948,792
Net realized and unrealized gain on
investments and foreign currency                            31,191,606
Change in net assets
resulting from operations                                 $ 30,723,994


(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED
                                                        NOVEMBER 30,
                                                   1998               1997
INCREASE (DECREASE) IN NET
ASSETS:
OPERATIONS-
Net investment income/
operating loss                               $      (467,612)    $    167,546
Net realized gain (loss) on
investments and foreign
currency transactions
($16,952,671 and $12,680,273,
respectively, as computed for
federal tax purposes)                             15,242,814        10,781,853
Net change in unrealized
appreciation of investments
and translation of assets and
liabilities in foreign
currency                                          15,948,792         1,272,361
Change in net assets
resulting from operations                         30,723,994        12,221,760
DISTRIBUTIONS TO SHAREHOLDERS-
Distributions from net
realized gains on investments
and foreign currency
transactions
Class A Shares                                   (10,030,621)       (3,655,308)
Class B Shares                                    (1,891,979)         (386,187)
Class C Shares                                      (810,275)         (169,128)
Change in net assets
resulting from distributions
to shareholders                                  (12,732,875)       (4,210,623)
SHARE TRANSACTIONS-
Proceeds from sale of shares                     434,539,857       226,245,226
Net asset value of shares
issued to shareholders in
payment of distributions
declared                                          10,460,757         2,860,246
Cost of shares redeemed                         (408,325,936)     (267,012,751)
Change in net assets
resulting from share
transactions                                      36,674,678       (37,907,279)
Change in net assets                              54,665,797       (29,896,142)
NET ASSETS:
Beginning of period                              167,328,194       197,224,336
End of period                                $   221,993,991     $ 167,328,194


(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS-CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         YEAR ENDED NOVEMBER 30,
                                          1998          1997     1996       1995       1994
NET ASSET VALUE, BEGINNING
OF PERIOD                                 $17.93      $17.32    $17.89     $18.53     $16.49
INCOME FROM INVESTMENT
OPERATIONS
Net investment income (loss)               (0.01) *     0.04 *    0.03       0.09       0.15
Net realized and unrealized
gain (loss) on investments
and foreign currency                        2.99        0.95      1.38       0.17       1.96
Total from investment
operations                                  2.98        0.99      1.41       0.26       2.11
LESS DISTRIBUTIONS
Distributions from net
investment income                              -          -      (0.09)    (0.003)     (0.07)
Total distributions from net
investment income                              -          -      (0.09)    (0.003)     (0.07)
Distributions from net
realized gain on investments
and foreign currency
transactions                               (1.35)     (0.38)     (1.89)     (0.90)         -
Total distributions                        (1.35)     (0.38)     (1.98)     (0.90)     (0.07)
NET ASSET VALUE, END OF PERIOD            $19.56     $17.93     $17.32     $17.89     $18.53
TOTAL RETURN(A)                            17.78%      5.89%      8.63%      1.60%     12.82%
RATIOS TO AVERAGE NET ASSETS
Expenses                                    1.63%      1.71%      1.68%      1.57%     1.61%
Net investment income (loss)               (0.06% )    0.23%      0.15%      0.42%        -
Expense waiver/
reimbursement(b)                               -       0.10%      0.15%      0.18%        -
SUPPLEMENTAL DATA
Net assets, end of period
(000 omitted)                           $172,160   $134,858   $172,938   $191,911   $261,178
Portfolio turnover                           243%       210%       119%       166%        73%


 *  Amount based on average outstanding Shares.

  (a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS-CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         YEAR ENDED NOVEMBER 30,
                                          1998          1997     1996       1995       1994(A)
NET ASSET VALUE, BEGINNING OF
PERIOD                                   $17.48     $17.04     $17.70    $18.50    $19.61
INCOME FROM INVESTMENT
OPERATIONS
Net investment income (loss)              (0.16)**   (0.10) **  (0.03)    (0.08)    (0.01)
Net realized and unrealized
gain (loss) on investments
and foreign currency                       2.92       0.92       1.26      0.18     (1.10)
Total from investment
operations                                 2.76       0.82       1.23      0.10     (1.11)
LESS DISTRIBUTIONS
Distributions from net
investment income                             -          -      (0.00)(b)     -         -
Distributions in excess of
net investment income                         -       0.00          -         -         -
Total distributions from net
investment income                             -       0.00          -         -         -
Distributions from net
realized gain on investments
and foreign currency
transactions                              (1.35)     (0.38)     (1.89)    (0.90)        -
Total distributions                       (1.35)     (0.38)     (1.89)    (0.90)        -
NET ASSET VALUE, END OF PERIOD           $18.89     $17.48     $17.04    $17.70     $18.50
TOTAL RETURN(C)                           16.92%      4.97%      7.59%     0.68%     (5.27% )
RATIOS TO AVERAGE NET ASSETS
Expenses                                   2.38%      2.56%      2.58%     2.52%      2.59%  *
Net investment income (loss)              (0.84% )  ( 0.59% )   (0.74% )  (0.52% )   (0.88% )*
SUPPLEMENTAL DATA
Net assets, end of period
(000 omitted)                           $35,689    $23,629    $16,707    $6,370     $1,214
Portfolio turnover                          243%       210%       119%      166%        73%


 * Computed on an annualized basis.

 ** Amount based on average outstanding Shares.

  (a) Reflects operations for the period from September 19, 1994 (date of initial public investment) to November 30, 1994.

  (b)  Distributions from net investment income is less than $0.01 per share.

  (c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS-CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         YEAR ENDED NOVEMBER 30,
                                          1998          1997     1996       1995       1994
NET ASSET VALUE, BEGINNING
OF PERIOD                                 $17.28   $16.85     $17.50     $18.30     $16.41
INCOME FROM INVESTMENT
OPERATIONS
Net investment income (loss)               (0.16) * (0.11) *   (0.10)     (0.12)     (0.05)
Net realized and unrealized
gain (loss) on investments
and foreign currency                        2.89     0.92       1.34       0.22       1.98
Total from investment
operations                                  2.73     0.81       1.24       0.10       1.93
LESS DISTRIBUTIONS
Distributions from net
investment income                             -         -       0.00(a)   (0.00)(a)      -
Distributions in excess of
net investment income(b)                      -         -          -          -      (0.04)
Total distributions from net
investment income                             -         -       0.00      (0.00)     (0.04)
Distributions from net
realized gain on investments
and foreign currency
transactions                              (1.35)    (0.38)     (1.89)     (0.90)         -
Total distributions                       (1.35)    (0.38)     (1.89)     (0.90)     (0.04)
NET ASSET VALUE, END OF PERIOD           $18.66    $17.28     $16.85     $17.50     $18.30
TOTAL RETURN(C)                           16.94%     4.96%      7.75%      0.69%     11.75%
RATIOS TO AVERAGE NET ASSETS
Expenses                                   2.38%     2.56%      2.57%      2.46%      2.55%
Net investment income (loss)              (0.83% )  (0.67% )   (0.72% )   (0.47% )   (0.91% )
Expense waiver/
reimbursement(d)                           0.00%     0.00       0.01%      0.04%      0.00%
SUPPLEMENTAL DATA
Net assets, end of period
(000 omitted)                           $14,145    $8,841     $7,580     $7,146     $8,836
Portfolio turnover                          243%      210%       119%       166%        73%


 * Amount based on average outstanding Shares.

  (a)  Distribution from net investment income is less than $0.01 per share.

  (b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

  (c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1998

1. ORGANIZATION
International Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of two portfolios. The financial statements included herein are only those of Federated International Equity Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B
Shares, and Class C Shares. The investment objective is to obtain a total return on its assets.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS-Foreign equity securities are valued at the last sale price reported in the market in which they are primarily traded. If no sale on the recognized exchange is reported or the security is traded over the counter, the foreign securities are valued at the mean between the last closing bid and asked prices. Listed corporate bonds, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. Dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

REPURCHASE AGREEMENTS-It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS-Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

                     INCREASE/(DECREASE)
                                               UNDISTRIBUTED NET
                                                    INVESTMENT
                                                INCOME/ACCUMULATED
                        ACCUMULATED         DISTRIBUTIONS IN EXCESS OF
PAID-IN CAPITAL    NET REALIZED GAIN/LOSS      NET INVESTMENT INCOME
 $(3,425,787)              $1,425,917              $1,999,870

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES-It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies.
Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS-The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FOREIGN EXCHANGE CONTRACTS-The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund enters into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date. At November 30, 1998, the Fund had no outstanding forward foreign currency commitments.

FOREIGN CURRENCY TRANSLATION-The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

USE OF ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER-Investment transactions are accounted for on the trade date.

3.CAPITAL STOCK

At November 30, 1998, par value shares ($0.0001 per share) authorized were as follows:

                                       NUMBER OF PAR VALUE
CLASS NAME                          CAPITAL STOCK AUTHORIZED
Class A Shares                               500,000,000
Class B Shares                               500,000,000
Class C Shares                               500,000,000
   TOTAL                                   1,500,000,000

Transactions in capital stock were as follows:



                                                                     YEAR ENDED NOVEMBER 30,
                                                        1998                                    1997
CLASS A SHARES                                 SHARES                 AMOUNT            SHARES            AMOUNT
Shares sold                                   19,112,297          $  382,682,504      11,656,518   $  203,925,963
Shares issued to shareholders
in payment of distributions
declared                                         470,456               7,974,243         138,301        2,327,602
Shares redeemed                              (18,302,055)           (369,516,756)    (14,255,933)    (251,791,018)
Net change resulting from
Class A Share transactions                     1,280,698          $   21,139,991      (2,461,114)  $  (45,537,453)

                                                                     YEAR ENDED NOVEMBER 30,
                                                        1998                                    1997
CLASS B SHARES                                 SHARES                 AMOUNT            SHARES            AMOUNT
Shares sold                                    1,517,731          $   30,124,357         788,772   $   13,786,500
Shares issued to shareholders
in payment of distributions
declared                                         107,723               1,775,576          22,438          371,580
Shares redeemed                               (1,087,709)            (20,903,207)       (440,071)      (7,739,343)
Net change resulting from
Class B Share transactions                       537,745          $   10,996,726         371,139   $    6,418,737

                                                                     YEAR ENDED NOVEMBER 30,
                                                        1998                                    1997
CLASS C SHARES                                 SHARES                 AMOUNT            SHARES            AMOUNT
Shares sold                                    1,120,914          $   21,732,996         482,587   $    8,532,763
Shares issued to shareholders
in payment of distributions
declared                                          43,647                 710,938           9,851          161,064
Shares redeemed                                 (918,179)            (17,905,973)       (430,628)      (7,482,390)
Net change resulting from
Class C Share transactions                       246,382          $    4,537,961          61,810   $    1,211,437
Net change resulting from
share transactions                             2,064,825          $   36,674,678      (2,028,165)  $  (37,907,279)


4.INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE-Federated Global Investment Management
Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.00% of the Fund's average daily net assets.

ADMINISTRATIVE FEE-Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE-The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                    PERCENTAGE OF AVERAGE DAILY
SHARE CLASS           NAME NET ASSETS OF CLASS
Class B Shares                 0.75%
Class C Shares                 0.75%

SHAREHOLDER SERVICES FEE-Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES-FServ, through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES-FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL- Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1998, were as follows:



PURCHASES   $529,278,541
SALES       $495,121,223


6. CONCENTRATION OF CREDIT RISK
The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 1998, the diversification of industries was as follows:


                                    PERCENTAGE OF                                        PERCENTAGE OF
INDUSTRY                             NET ASSETS   INDUSTRY                                NET ASSETS
Appliances & Household Durables            0.9%   Health & Personal Care                     17.1%
Banking                                   14.7%   Industrial Components                       1.2%
Beverage & Tobacco                         0.9%   Insurance                                   9.4%
Broadcasting & Publishing                  7.8%   Leisure & Tourism                           2.8%
Business & Public Services                 9.5%   Merchandising                               2.3%
Chemicals                                  0.7%   Multi-Industry                              3.5%
Construction & Housing                     0.4%   Real Estate                                 0.7%
Data Processing & Reproduction             1.5%   Recreation, Other Consumer Goods            1.0%
Electrical & Electronics                   2.5%   Telecommunications                         17.4%
Financial Services                         2.2%   Transportation - Road & Rail                0.5%
Food & Household Products                  4.4%   Utilities - Electrical & Gas                1.5%


7. YEAR 2000 (UNAUDITED)
Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

8. SUBSEQUENT EVENT
On January 7, 1999, the Adviser, Federated Global Research Corp., changed its name to Federated Global Investment Management Corp.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of INTERNATIONAL SERIES, INC.
(Federated International Equity Fund):

We have audited the accompanying statement of assets and liabilities of Federated International Equity Fund (an investment portfolio of International Series, Inc., a Maryland corporation), including the schedule of portfolio investments, as of November 30, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Equity Fund (an investment portfolio of International Series, Inc.) as of November 30, 1998 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
January 15, 1999

DIRECTORS

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
James E. Dowd, Esq.
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr., Esq.
Peter E. Madden
John E. Murray, Jr., J.D., S.J.D.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Glen R. Johnson
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President and Secretary

Richard B. Fisher
Vice President

Richard J. Thomas
Treasurer

Karen M. Brownlee
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

 [Graphic]

 Federated Investors
 Federated Securities Corp., Distributor
 Federated Investors, Inc.
 Federated Investors Tower
 1001 Liberty Avenue
 Pittsburgh, PA 15222-3779
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM

Cusip 46031P308
Cusip 46031P605
Cusip 46031P407
G00267-01 (1/99)

[Graphic]


Federated Investors
[Graphic]

Federated International Income Fund

8th Annual Report
November 30, 1998

ESTABLISHED 1991

PRESIDENT'S MESSAGE

Dear Valued Shareholder:

Federated International Income Fund was created in 1991, and I am pleased to present its eighth Annual Report. This report covers the 12-month reporting period from December 1, 1997 through November 30, 1998. It begins with an interview with Robert M. Kowit, Vice President, who co-manages the fund with Micheal W. Casey, Vice President, both of Federated Global Investment Management Corp. (formerly, Federated Global Research Corp.). Following their discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's diversified international bond holdings, and third is the publication of the fund's financial statements.

The fund's assets of $158 million were invested in high-quality debt issues of 13 countries to pursue generous quarterly income and capital appreciation. Germany and Japan were the largest commitments at the end of the reporting period.*

During the reporting period, the international bond marketplace turned in positive performance as the bond market enjoyed a flight-to-quality, and the U.S. dollar weakened in value. In this environment, the fund's total return performance was also positive, and competitive with the 9.60% total return of the Lipper International Income Funds Average.**

 * Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

 ** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not reflect sales charges.
Individual share class total return performance for the 12-month reporting period, including income distributions, follows.***

                  TOTAL                     NET ASSET
                  RETURN     INCOME       VALUE INCREASE
Class A Shares    10.22 %    $0.480   $10.65 to $11.22 = 5%
Class B Shares     9.45%     $0.400   $10.62 to $11.19 = 5%
Class C Shares     9.42%     $0.400   $10.63 to $11.20 = 5%

Thank you for joining the growing number of shareholders who have diversified their fixed-income assets internationally through this fund. Remember, adding to your account and reinvesting your quarterly dividends in additional shares is a convenient, painless way to "pay yourself first" and enjoy the benefit of compounding.+

As always, we welcome your comments and suggestions.

Sincerely,
[Graphic]
Glen R. Johnson
President
January 15, 1999

 *** Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 5.27%, 3.95%, and 8.42%, respectively.

 + Systematic investing does not ensure a profit or protect against loss in declining markets. Since such a plan of investing involves continuous investing regardless of fluctuating price levels, investors should consider whether to continue to invest in periods of low price levels.

INVESTMENT REVIEW

Robert M. Kowit
Vice President
Federated Global Investment Management Corp.
Micheal W. Casey
Vice President
Federated Global Investment Management Corp.

[Graphic]
FEDERATED INTERNATIONAL INCOME FUND'S OVERALL PERFORMANCE IMPROVED CONSIDERABLY IN THE SECOND HALF OF ITS FISCAL YEAR, WHICH HELPED THE FUND ACHIEVE POSITIVE 12-MONTH PERFORMANCE BY NOVEMBER 30, 1998. WHAT ARE YOUR COMMENTS?

The developed bond markets benefited from the flight-to-quality that resulted from the turmoil in the emerging markets, the U.S. high-yield markets, and the mortgage-backed securities markets. Performance was also helped by a weak U.S. dollar. Just as the U.S. Treasury market outperformed other domestic bond markets, the international fixed-income market, which is mainly high-quality and sovereign debt, was able to outperform domestic fixed-income securities.

The global concerns about a lack of liquidity and the negative impact on the emerging markets resulted in a series of interest rate cuts by all developed countries that pushed bond prices higher. In addition, investor concerns that the Euro would start off as a weak currency were put to rest as it became evident that the new European Central Bank would maintain its independence, and many countries would reduce their reserves of U.S. dollars and replace them with the Euro.

[Graphic]
HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?

For the fiscal year ended November 30, 1998, the fund's total returns, based on net asset value, for Class A, B, and C Shares were 10.22%, 9.45%, and 9.42%, respectively.* These returns were less than the 14.03% total return of the international bond market as measured by the J.P. Morgan Non-Dollar Bond Index,** but very competitive with the 9.60% average total return of the 57 international income funds tracked by Lipper Analytical Services, Inc.

 * Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 5.27%, 3.95%, and 8.42%, respectively.

 ** The J.P. Morgan Non-Dollar Bond Index is a total return, trade-weighted index of over 360 government and high-grade bonds in 12 developed countries. This index is unmanaged, and investments cannot be made in an index.

[Graphic]
INCOME, OF COURSE, IS A PRIMARY CONSIDERATION FOR SHAREHOLDERS. WHAT WAS THE TOTAL INCOME PAID PER SHARE DURING THE 12-MONTH REPORTING
PERIOD ENDED NOVEMBER 30, 1998?

The fund's income dividends totaled $0.480 per share for Class A Shares, $0.400 per share for Class B Shares, and $0.400 per share for Class C Shares. Income generated by the fund declined over the year as international interest rates decreased. The yield on the fund was consistent with the overall yield levels of the international markets.

[Graphic]
HOW WERE THE FUND'S HIGH-QUALITY BOND HOLDINGS DIVERSIFIED AMONG
COUNTRIES AS OF NOVEMBER 30, 1998?

More than half of the fund's holdings were concentrated among Germany, Japan, the United Kingdom, and Italy. The balance was spread across 10 other countries as indicated below:

                      PERCENTAGE OF
COUNTRY                NET ASSETS
Germany                  29.1%
Japan                     9.0%
United Kingdom            8.0%
Italy                     7.4%
Spain                     7.3%
Australia                 5.2%
Sweden                    4.3%
Canada                    4.0%
France                    4.0%
Norway                    3.1%
Denmark                   3.0%
Greece                    2.8%
Portugal                  2.2%
Ireland                   1.2%

[Graphic]
WHAT WERE THE FUND'S TOP FIVE BOND HOLDINGS AS OF
NOVEMBER 30, 1998?

                                                                    PERCENTAGE
                                                                      OF NET
ISSUER                COUPON AND MATURITY    COUNTRY                  ASSETS
Sovereign             6.00% due 6/20/2016    Germany                  8.20%
KFW Int'l. Finance    6.75% due 6/20/2005    Germany                  6.48%
Sovereign            10.30% due 6/15/2002    Spain                    5.76%
Import-Export Bank    6.50% due 5/19/2000    Germany                  5.03%
Sovereign             5.30% due 12/20/1999   Japan                    4.53%
  Total                                                              30.00%

[Graphic]
AS WE END 1998 WITH A RELATIVELY FAVORABLE YEAR BEHIND US, WHAT
OPPORTUNITIES DO YOU SEE AHEAD FOR INTERNATIONAL BOND INVESTORS? HOW SIGNIFICANT A ROLE WILL CURRENCIES PLAY, AND WHAT IMPACT WILL THE EURO HAVE?

International yield curves are still quite a bit steeper than that of the U.S., which means that investors have been compensated with higher yields for investing in securities with longer maturities. Most European markets have a spread of 50 to 80 basis points between 2-year yields and 10-year yields while the U.S. yield curve is essentially flat. Further cuts in short-term interest rates are expected which would benefit the bond markets.

The successful launch of the Euro will also help international bonds by supporting European bond prices. So far, the Euro has strengthened against the U.S. dollar and is expected to remain relatively strong as trade flows are redenominated in Euros, and central banks rebalance their reserves to include the Euro.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED INTERNATIONAL INCOME FUND

INITIAL INVESTMENT:
IF YOU HAD MADE AN INITIAL INVESTMENT OF $8,000 IN THE CLASS A SHARES OF FEDERATED INTERNATIONAL INCOME FUND ON 6/30/91, REINVESTED
DIVIDENDS AND CAPITAL GAINS AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $14,469 ON 11/30/98. YOU WOULD HAVE EARNED A 8.62%* AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 12/31/98, the Class A Shares' 1-year,
5-year, and since inception (6/4/91) average annual total returns were 9.28%, 5.22%, and 8.84%, respectively. Class B
Shares' 1-year and since inception (9/28/94) average annual total returns were 8.16% and 8.23%, respectively.
Class C Shares 1-year, 5-year, and since inception (4/1/93) average annual total returns were 12.74%, 5.40%, and 8.90%, respectively.**

"Graphic representation "B1" omitted.  See Appendix."

 * Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 4.50% sales charge applicable to an initial investment in Class A Shares.

  Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

 ** The total returns stated take into account the 4.50% sales charge for Class A Shares, the 5.50% contingent deferred sales charge for Class B Shares, and the 1.00% contingent deferred sales charge for Class C Shares.

FEDERATED INTERNATIONAL INCOME FUND

ONE STEP AT A TIME:
$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR SEVEN YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $10,645.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated International Income Fund on 6/30/91, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $8,000, but your account would have reached a total value of $10,645* by 11/30/98. You would have earned an average annual total return of 7.22%.

A practical investment plan helps you pursue a high level of income by investing in high-quality debt securities denominated primarily in foreign currencies. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

"Graphic representation "B2" omitted.  See Appendix."

 * This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED INTERNATIONAL INCOME FUND
HYPOTHETICAL INVESTOR PROFILE: INVESTING FOR INCOME FROM ABROAD

Bob Griffin, an upwardly mobile computer analyst, discovered his talents were in great demand and switched jobs in 1991. That June, he rolled over $10,000 from his 401(k) into an IRA account invested in Federated International Income Fund and has added $2,000 to his account every June since then. As of November 30, 1998, he had invested a total of $24,000 and his account totaled $35,760, giving him an average annual total return of 7.80%.

For the last few years, Bob has had his eye on a hunting cabin in the Allegheny Mountains, and based on the healthy numbers he sees in his fund account, he figures he can use part of his IRA to buy it when he retires. Good news for Bob, bad news for the deer.

"Graphic representation "B3" omitted.  See Appendix."

This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance does not guarantee future results.

FEDERATED INTERNATIONAL INCOME FUND
CLASS A SHARES
GROWTH OF $10,000 INVESTED IN FEDERATED INTERNATIONAL INCOME FUND
(CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated International Income Fund (Class A Shares) (the "Fund") from June 4, 1991 to November 30, 1998 compared to the J.P. Morgan Global Traded Index Excluding U.S. (JPMGXUS).+

"Graphic representation "B4" omitted.  See Appendix."

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The JPMGXUS has been adjusted to reflect reinvestment of income earned on securities in the index.

 ** Total return quoted reflects all applicable sales charges.

 + The JPMGXUS is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.
This index is unmanaged.

FEDERATED INTERNATIONAL INCOME FUND
CLASS B SHARES
GROWTH OF $10,000 INVESTED IN FEDERATED INTERNATIONAL INCOME FUND
(CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated International Income Fund (Class B Shares) (the "Fund") from September 28, 1994 (start of performance) to November 30, 1998 compared to the J.P. Morgan Global Traded Index Excluding U.S.
(JPMGXUS).+

"Graphic representation "B5" omitted.  See Appendix."

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than five years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPMGXUS has been adjusted to reflect reinvestment of income earned on securities in the index.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The JPMGXUS is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.
This index is unmanaged.

FEDERATED INTERNATIONAL INCOME FUND
CLASS C SHARES
GROWTH OF $ 10,000 INVESTED IN FEDERATED INTERNATIONAL INCOME FUND (CLASS C SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated International Income Fund (Class C Shares) (the "Fund") from April 1, 1993 (start of performance) to November 30, 1998 compared to the J.P. Morgan Global Traded Index Excluding U.S. (JPMGXUS).+

"Graphic representation "B6" omitted.  See Appendix."

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPMGXUS has been adjusted to reflect reinvestment of dividends on securities in the index.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The JPMGXUS is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.
This index is unmanaged.

FEDERATED INTERNATIONAL INCOME FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1998

  FOREIGN
 CURRENCY                                                                          CREDIT           VALUE IN
PAR AMOUNT                                                                         RATING*         U.S. DOLLARS
BONDS--90.6%
AUSTRALIAN DOLLAR--5.2%
                   AGENCY--2.9%
     7,000,000     Federal National Mortgage Association, Series EMTN,
                   6.50%, 7/10/2002                                                  AAA         $   4,641,376
                   STATE/PROVINCIAL--2.3%
     5,500,000     New South Wales Treasury, Local Gov't. Guarantee, 6.50%,
                   5/1/2006                                                        AAA/Aaa           3,701,295
                    TOTAL AUSTRALIAN DOLLARS                                                         8,342,671
BRITISH POUND--8.0%
                   RETAILERS--2.4%
     2,000,000     Kingfisher PLC, 8.125%, 2/14/2007                                A/A3             3,750,584
                   SOVEREIGN--5.6%
     1,000,000     United Kingdom Treasury, Foreign Gov't. Guarantee, 11.75%,
                   1/22/2007                                                       AAA/Aaa            2,053,564
     1,600,000     United Kingdom Treasury, 9.00%, 8/6/2012                        AAA/Aaa            3,756,785
     1,800,000     UK Treasury, 7.00%, 11/6/2001                                   AAA/Aaa            3,124,882
                    Total                                                                             8,935,231
                    TOTAL BRITISH POUND                                                              12,685,815
CANADIAN DOLLAR--4.0%
                   AGENCY--2.3%
     4,000,000     Quebec, Province of, Deb., 9.375%, 1/16/2023                     A+/A2             3,622,224
                   SOVEREIGN--1.7%
     3,000,000     Canada, Government of, Deb., 8.00%, 6/1/2023                    AAA/Aa1            2,674,319
                    TOTAL CANADIAN DOLLAR                                                             6,296,543
DANISH KRONE--3.0%
                   FINANCIAL INTERMEDIARIES--1.6%
    15,740,000     Nykredit, Mtg. Bond, 8.00%, 10/1/2026                           NR/Aa3             2,512,689
                   SOVEREIGN--1.4%
    11,200,000     Kingdom of Denmark, Bond, 7.00%, 11/10/2024                     AAA/Aaa            2,186,162
                    TOTAL DANISH KRONE                                                                4,698,851

FEDERATED INTERNATIONAL INCOME FUND

  FOREIGN
 CURRENCY                                                                        CREDIT              VALUE IN
PAR AMOUNT                                                                       RATING*           U.S. DOLLARS
BONDS--CONTINUED
DEUTSCHE MARK--29.1%
                   AGENCY--11.5%
    13,000,000     Export-Import Bank Japan, Foreign Gov't. Guarantee, 6.50%,
                   5/19/2000                                                      AAA/Aaa       $    7,965,752
    15,000,000     KFW International Finance, Bank Guarantee, 6.75%, 6/20/2005    AAA/Aaa           10,259,454
                    Total                                                                           18,225,206
                   FINANCIAL INTERMEDIARIES--3.2%
     7,500,000     Baden Wurt L-Finance NV, Bank Guarantee, 6.75%, 6/22/2005      AAA/Aaa             5,062,041
                   SOVEREIGN--14.4%
    18,500,000     Deutschland Republic, Bond, 6.00%, 6/20/2016                   AAA/Aaa            12,984,733
     6,487,000     Germany, 7.375%, 1/3/2005                                      AAA/Aaa             4,555,373
     8,000,000     Germany (Fed Republic) 6.50%, 7/15/2003                        AAA/Aaa             5,295,293
                    Total                                                                            22,835,399
                    TOTAL DEUTSCHE MARK                                                              46,122,646
EUROPEAN CURRENCY UNIT (ECU)--5.5%
                   SOVEREIGN--5.5%
     2,000,000     Bonos Y Oblig. Del Estado, Bond, 5.15%, 7/30/2009                Aa2               2,393,118
     4,500,000     France O.A.T., Bond, 7.50%, 4/25/2005                          AAA/Aaa             6,289,990
                    TOTAL EUROPEAN CURRENCY UNIT                                                      8,683,108
GREEK DRACHMA--2.8%
                   SOVEREIGN--2.8%
   500,000,000     Hellenic Republic, 9.20%, 10/31/2002                           A-/A2               1,752,599
   750,000,000  (a)Hellenic Republic, Bond, 13.10%, 10/23/2003                    A-/A2               2,674,997
                    TOTAL GREEK DRACHMA                                                               4,427,596
IRISH POUND--1.2%
                   SOVEREIGN--1.2%
     1,000,000     Irish Government, Deb., 9.00%, 9/1/2006                       AA+/Aaa              1,929,874
                    TOTAL IRISH POUND                                                                 1,929,874

FEDERATED INTERNATIONAL INCOME FUND

  FOREIGN
 CURRENCY                                                                        CREDIT             VALUE IN
PAR AMOUNT                                                                       RATING*           U.S. DOLLARS
BONDS--CONTINUED
ITALIAN LIRA--7.4%
                   SOVEREIGN--7.4%
 8,000,000,000     Buoni Poliennali Del Tes, Bond, 10.50%, 11/1/2000             AAA/Aa3        $    5,370,799
 1,500,000,000     Buoni Poliennali Del Tes, Deb., 8.50%, 1/1/2004               AAA/Aa3             1,083,643
 8,750,000,000  (a)Cert Di Credito Del Tes, Note, 5.10%, 1/1/2004                 AA/A1              5,238,280
                    TOTAL ITALIAN LIRA                                                              11,692,722
JAPANESE YEN--9.0%
                   FINANCIAL INTERMEDIARIES--0.3%
    60,000,000     Eksportfinans, Sr. Note, 2.65%, 7/10/2002                     AAA/Aaa               521,347
                   SOVEREIGN--8.7%
   780,000,000     Japan, 5.00%, 9/20/1999                                         Aaa               6,572,133
   840,000,000     Japan, 5.30%, 12/20/1999                                        Aaa               7,180,909
                    Total                                                                           13,753,042
                    TOTAL JAPANESE YEN                                                              14,274,389
NORWEGIAN KRONE--3.1%
                   SOVEREIGN--3.1%
    36,000,000     Norwegian Government, Foreign Gov't. Guarantee,
                   5.75%, 11/30/2004                                             AAA/Aaa             4,928,214
                    TOTAL NORWEGIAN KNONE                                                            4,928,214
PORTUGUESE ESCUDO--2.2%
                   SOVEREIGN--2.2%
   405,000,000     Portuguese Government, Bond, 11.875%, 2/23/2000               AA-/Aa2             2,556,670
   130,000,000     Portuguese Government, Deb., 8.875%, 1/23/2004                AA-/Aa2               916,236
                    TOTAL PORTUGUESE ESCUDO                                                          3,472,906
SPANISH PESETA--5.8%
                   SOVEREIGN--5.8%
 1,080,000,000     Spain (Government), Foreign Gov't. Guarantee,
                   10.30%, 6/15/2002                                             AA/Aa2              9,120,407
                    TOTAL SPANISH PESETA                                                             9,120,407

FEDERATED INTERNATIONAL INCOME FUND

  FOREIGN
 CURRENCY                                                                        CREDIT             VALUE IN
PAR AMOUNT                                                                       RATING*           U.S. DOLLARS
BONDS--CONTINUED
SWEDISH KRONA--4.3%
                   FINANCIAL INTERMEDIARIES--0.9%
    12,000,000     Statens Bostads, Deb., 11.00%, 1/21/1999                      AA-/NR         $    1,487,894
                   SOVEREIGN--3.4%
     9,600,000     Swedish Government, Deb., 9.00%, 4/20/2009                    AAA/Aa1             1,628,378
    28,000,000     Sweden (Kingdom of), 6.00%, 2/9/2005                          AAA/Aa1             3,778,073
                    Total                                                                            5,406,451
                    TOTAL SWEDISH KRONA                                                              6,894,345
                    TOTAL BONDS (IDENTIFIED COST $146,298,816)                                     143,570,087
(B)REPURCHASE AGREEMENT--6.9%
$   10,880,000     Westdeutsche Landesbank Girozentrale, 5.35%,
                   dated 11/30/1998, due 12/1/1998 (AT AMORTIZED COST)                              10,880,000
                    TOTAL INVESTMENTS (IDENTIFIED COST $157,178,816)(C)                          $ 154,450,087

 * Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

  (a) Denotes variable rate securities which show current rate and next demand date.

  (b) The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

  (c) The cost of investments for federal tax purposes amounts to $157,178,816. The net unrealized depreciation of investments on a federal tax basis amounts to $2,728,729 which is comprised of $3,852,033 appreciation and $6,580,762 depreciation at November 30, 1998.

Note: The categories of investments are shown as a percentage of net assets ($158,395,503) at November 30, 1998.

The following acronym is used throughout this portfolio:

PLC --Public Limited Company

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1998

ASSETS:
Total investments in securities, at value (identified and
tax cost $157,178,816)                                                     $  154,450,087
Cash                                                                                  720
Income receivable                                                               3,779,865
Foreign cash                                                                      276,460
Receivable for shares sold                                                         84,397
Total assets                                                                  158,591,529
LIABILITIES:
Payable for shares redeemed                                     $ 97,937
Income distribution payable                                          492
Payable for taxes withheld                                        23,524
Accrued expenses                                                  74,073
Total liabilities                                                                 196,026
NET ASSETS for 14,124,835 shares outstanding                               $  158,395,503
NET ASSETS CONSIST OF:
Paid in capital                                                            $  170,812,881
Net unrealized depreciation of investments and translation
of assets and liabilities in foreign currency                                  (2,694,702)
Accumulated net realized loss on investments and foreign
currency transactions                                                          (7,285,009)
Distributions in excess of net investment income                               (2,437,667)
Total net assets                                                           $  158,395,503
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER
SHARE:
CLASS A SHARES:
Net Asset Value Per Share ($138,567,297 / 12,353,533 shares outstanding)           $11.22
Offering Price Per Share (100/95.50 of $11.22)*                                    $11.75
Redemption Proceeds Per Share                                                      $11.22
CLASS B SHARES:
Net Asset Value Per Share ($13,173,964 / 1,177,165 shares outstanding)             $11.19
Offering Price Per Share                                                           $11.19
Redemption Proceeds Per Share (94.50/100 of $11.19)*                               $10.57
CLASS C SHARES:
Net Asset Value Per Share ($6,654,242 / 594,137 shares outstanding)                $11.20
Offering Price Per Share                                                           $11.20
Redemption Proceeds Per Share (99.00/100 of $11.20)*                               $11.09

 *  See "What do Shares Cost?" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME:
Interest (net of foreign taxes withheld of $119,797)                                      $ 11,102,073
EXPENSES:
Investment advisory fee                                                    $ 1,306,572
Administrative personnel and services fee                                      185,000
Custodian fees                                                                  90,474
Transfer and dividend disbursing agent fees and expenses                        95,812
Directors'/Trustees' fees                                                        4,566
Auditing fees                                                                   22,941
Legal fees                                                                       8,180
Portfolio accounting fees                                                       77,666
Distribution services fee--Class A Shares                                       386,290
Distribution services fee--Class B Shares                                        93,308
Distribution services fee--Class C Shares                                        54,395
Shareholder services fee--Class A Shares                                        386,290
Shareholder services fee--Class B Shares                                         31,103
Shareholder services fee--Class C Shares                                         18,132
Share registration costs                                                        35,377
Printing and postage                                                            26,484
Insurance premiums                                                                 273
Miscellaneous                                                                   13,416
Total expenses                                                               2,836,279
Waivers--
Waiver of investment advisory fee                           $  (37,551)
Waiver of distribution services fee--Class A Shares            (231,774)
Waiver of shareholder services fee--Class A Shares             (108,161)
Total waivers                                                                 (377,486)
Net expenses                                                                                  2,458,793
Net investment income                                                                         8,643,280
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY:
Net realized gain on investments and foreign currency
transactions                                                                                    234,909
Net change in unrealized depreciation of investments and
translation of assets and liabilities in foreign currency                                     7,248,956
Net realized and unrealized gain on investments and
foreign currency                                                                              7,483,865
Change in net assets resulting from operations                                             $ 16,127,145

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED
                                                                                        NOVEMBER 30,
                                                                                 1998                    1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                                      $    8,643,280         $   12,374,664
Net realized gain (loss) on investments and foreign currency transactions ($(2,474,371) and $(2,459,905), respectively,
as computed for federal tax purposes)                                             234,909              2,723,605
Net change in unrealized appreciation/depreciation of
investments and translation of assets and liabilities in
foreign currency                                                                7,248,956            (23,621,509)
Change in net assets resulting from operations                                 16,127,145             (8,523,240)
DISTRIBUTIONS TO SHAREHOLDERS--
Distributions from net investment income
Class A Shares                                                                 (7,234,725)           (14,451,238)
Class B Shares                                                                   (469,562)              (678,030)
Class C Shares                                                                   (279,458)              (917,505)
Change in net assets resulting from distributions
to shareholders                                                                (7,983,745)           (16,046,773)
SHARE TRANSACTIONS--
Proceeds from sale of shares                                                   53,208,304            113,690,620
Net asset value of shares issued to shareholders in payment
of distributions declared                                                       2,553,943              6,459,682
Cost of shares redeemed  (106,730,637)  (118,734,614)
Change in net assets resulting from share transactions                        (50,968,390)             1,415,688
Change in net assets                                                          (42,824,990)           (23,154,325)
NET ASSETS:
Beginning of period                                                           201,220,493            224,374,818
End of period (including undistributed net investment income
of $0 and $1,879,156, respectively)                                        $  158,395,503         $  201,220,493

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL INCOME FUND
FINANCIAL HIGHLIGHTS--CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                    YEAR ENDED NOVEMBER 30,
                                                               1998         1997          1996          1995           1994
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.65       $11.92        $11.38         $10.52         $11.86
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                           0.52*        0.63*         0.74*          0.79           0.70
Net realized and unrealized
gain (loss) on investments and foreign currency                 0.53        (1.07)         0.67           0.84          (0.76)
Total from investment operations                                1.05        (0.44)         1.41           1.63          (0.06)
LESS DISTRIBUTIONS
Distributions from net investment income                       (0.48)       (0.83)        (0.87)         (0.77)         (0.63)
Total distributions from net realized gain on investments
and foreign currency transactions                                 --           --            --             --          (0.65)
Total distributions                                            (0.48)       (0.83)        (0.87)         (0.77)         (1.28)
NET ASSET VALUE, END OF PERIOD                                $11.22       $10.65        $11.92         $11.38         $10.52
TOTAL RETURN(A)                                                10.22%       (3.70%)       13.27%         16.12%         (0.84%)
RATIOS TO AVERAGE NET ASSETS
Expenses                                                        1.33%        1.30%         1.30%          1.30%          1.30%
Net investment income                                           5.04%        5.83%         6.58%          6.79%          6.67%
Expense waiver/reimbursement(b)                                 0.24%        0.26%         0.34%          0.40%          0.20%
SUPPLEMENTAL DATA
Net assets, end of period
(000 omitted)                                               $138,567     $180,415      $200,758       $173,905       $209,008
Portfolio turnover                                                37%          67%           92%            41%           136%

 * Per share information presented is based upon monthly average number of shares outstanding.

  (a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL INCOME FUND
FINANCIAL HIGHLIGHTS--CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                   YEAR ENDED NOVEMBER 30,
                                                                1998           1997        1996         1995         1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD                           $10.62         $11.89      $11.36        $10.51       $10.21
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                            0.46**         0.56**      0.84**        0.77         0.08
Net realized and unrealized gain (loss) on investments
and foreign currency                                             0.51          (1.08)       0.48          0.78         0.22
Total from investment operations                                 0.97          (0.52)       1.32          1.55         0.30
LESS DISTRIBUTIONS
Distributions from net investment income                        (0.40)         (0.75)      (0.79)        (0.70)          --
NET ASSET VALUE, END OF PERIOD                                 $11.19         $10.62      $11.89        $11.36       $10.51
TOTAL RETURN(B)                                                  9.45%         (4.43%)     12.41%        15.28%        2.44%
RATIOS TO AVERAGE NET ASSETS
Expenses                                                         2.05%         2.06%        2.11%         2.10%        2.11%*
Net investment income                                            4.31%         5.06%        5.76%         5.76%        7.07%*
Expense waiver/reimbursement(c)                                  0.02%           --         0.02%         0.10%        0.10%*
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                        $13,174       $12,521       $8,641        $1,123         $101
Portfolio turnover                                                 37%           67%          92%           41%         136%

 *  Computed on an annualized basis.

 ** Per share information presented is based upon the monthly average number of shares outstanding.

  (a) Reflects operations for the period from September 19, 1994 (date of initial public investment) to November 30, 1994.

  (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL INCOME FUND
FINANCIAL HIGHLIGHTS--CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                               YEAR ENDED NOVEMBER 30,
                                                            1998          1997          1996          1995         1994
NET ASSET VALUE, BEGINNING OF PERIOD                       $10.63        $11.89        $11.36        $10.48       $11.84
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                        0.46*         0.56*         0.67*         0.60         0.58
Net realized and unrealized
gain (loss) on investments and foreign currency              0.51         (1.08)         0.64          0.95        (0.72)
Total from investment operations                             0.97         (0.52)         1.31          1.55        (0.14)
LESS DISTRIBUTIONS
Distributions from net investment income                    (0.40)        (0.74)        (0.78)        (0.67)       (0.57)
Distributions from net realized gain on investments
and foreign currency transactions                              --            --            --            --        (0.65)
Total distributions                                         (0.40)        (0.74)        (0.78)        (0.67)       (1.22)
NET ASSET VALUE, END OF PERIOD                             $11.20        $10.63        $11.89        $11.36       $10.48
TOTAL RETURN(A)                                              9.42%        (4.42%)       12.31%        15.32%       (1.54%)
RATIOS TO AVERAGE NET ASSETS
Expenses                                                     2.05%         2.06%         2.09%         2.06%        2.05%
Net investment income                                        4.32%         5.10%         5.80%         5.96%        6.00%
Expense waiver/reimbursement(b)                              0.02%           --          0.04%         0.14%        0.10%
SUPPLEMENTAL DATA
Net assets, end of period
(000 omitted)                                               $6,654       $8,285       $14,976       $12,015       $8,098
Portfolio turnover                                              37%          67%           92%           41%         136%

 * Per share information presented is based upon the monthly average number of shares outstanding.

  (a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998

1. ORGANIZATION

International Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of two portfolios. The financial statements included herein are only those of Federated International Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolio are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The Fund's objective is to seek a high level of current income in U.S. dollars consistent with prudent investment risk. The Fund has a secondary investment objective of capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS--Foreign government securities and listed foreign corporate bonds are valued according to the last reported sale price on a recognized securities exchange, if available. If no sale on a recognized exchange is reported or if the security is traded over the counter, a security is valued according to the last reported bid price. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. Dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

Income and capital distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

          INCREASE (DECREASE)
      ACCUMULATED         UNDISTRIBUTED
     NET REALIZED         NET INVESTMENT
      GAIN/LOSS               INCOME
     $4,976,358            $(4,976,358)

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

At November 30, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $10,021,905, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:


EXPIRATION YEAR   EXPIRATION AMOUNT
     2002            $5,255,753
     2003            $4,766,152

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FOREIGN EXCHANGE CONTRACTS--The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At November 30, 1998, the Fund had no outstanding foreign currency commitments.

FOREIGN CURRENCY TRANSLATION--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER--Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK
At November 30, 1998, par value shares ($0.0001 per share) authorized were as follows:

                                       NUMBER OF PAR VALUE
CLASS NAME                           CAPITAL STOCK AUTHORIZED
Class A Shares                              500,000,000
Class B Shares                              500,000,000
Class C Shares                              500,000,000
Total                                     1,500,000,000

                                                                                 YEAR ENDED NOVEMBER 30,
                                                                           1998                          1997
CLASS A SHARES                                                     SHARES         AMOUNT         SHARES          AMOUNT
Shares sold                                                      4,595,435   $   48,567,577    9,374,565   $  102,068,473
Shares issued to shareholders in
payment of distributions declared                                  193,153        2,028,259      477,630        5,236,339
Shares redeemed                                                 (9,378,472)     (99,619,319)  (9,757,111)    (105,992,259)
Net change resulting from
Class A Share transactions                                      (4,589,884)  $  (49,023,483)      95,084   $    1,312,553
                                                                                  YEAR ENDED NOVEMBER 30,
                                                                            1998                          1997
CLASS B SHARES                                                     SHARES         AMOUNT          SHARES         AMOUNT
Shares sold                                                        285,642        3,017,521      652,967   $    7,092,111
Shares issued to shareholders in
payment of distributions declared                                   30,969          325,089       41,746          455,100
Shares redeemed                                                   (317,928)      (3,355,129)    (242,871)      (2,612,799)
Net change resulting from
Class B Share transactions                                          (1,317)  $      (12,519)     451,842   $    4,934,412

                                                                                   YEAR ENDED NOVEMBER 30,
                                                                             1998                         1997
CLASS C SHARES                                                      SHARES         AMOUNT        SHARES          AMOUNT
Shares sold                                                        153,899   $    1,623,206      417,391   $    4,530,036
Shares issued to shareholders in
payment of distributions declared                                   19,121        200,595           69,887            768,243
Shares redeemed                                                   (358,323)      (3,756,189)    (967,042)     (10,129,556)
Net change resulting from
Class C Share transactions                                        (185,303)  $   (1,932,388)    (479,764)  $   (4,831,277)
Net change resulting from Share transactions                    (4,776,504)     (50,968,390)      67,162        1,415,688

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Global Investment Management
Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A,Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                         PERCENTAGE OF AVERAGE
SHARE CLASS NAME       DAILY NET ASSETS OF CLASS
Class A Shares                0.25%
Class B Shares                0.75%
Class C Shares                0.75%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--FServ, through its subsidiary, (FSSC) serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL--Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1998, were as follows:


PURCHASES    $ 62,240,965
SALES        $114,301,097

7. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

8. SUBSEQUENT EVENT

On January 7, 1999, the Adviser, Federated Global Research Corp., changed its name to Federated Global Investment Management Corp.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of INTERNATIONAL SERIES, INC.
(Federated International Income Fund):

We have audited the accompanying statement of assets and liabilities of Federated International Income Fund (an investment portfolio of International Series Inc., a Maryland corporation), including the schedule of portfolio investments, as of November 30, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Income Fund (an investment portfolio of International Series, Inc.) as of November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
January 15, 1999

DIRECTORS

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
James E. Dowd, Esq.
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr., Esq.
Peter E. Madden
John E. Murray, Jr., J.D., S.J.D.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Glen R. Johnson
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President and Secretary

Richard B. Fisher
Vice President

Richard J. Thomas
Treasurer

Karen M. Brownlee
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

 [Graphic]

 Federated Investors
 Federated Securities Corp., Distributor
 Federated Investors, Inc.
 Federated Investors Tower
 1001 Liberty Avenue
 Pittsburgh, PA 15222-3779
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM

Cusip 46031P100
Cusip 46031P506
Cusip 46031P209
3010401 (1/99)

[Graphic]



A1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 8/17/84 to 11/30/98. The "y" axis is measured in increments of $18,000 ranging from $0 to $90,000 and indicates that the ending value of hypothetical initial investment of $15,000 in the Federated International Equity Fund's Class A Shares, assuming a 5.50% sales charge and the reinvestment of all capital gains and dividends, would have grown to $80,256 on 11/30/98.

A2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 8/17/84 to 11/30/98. The "y" axis is measured in increments of $7,000 ranging from $0 to $35,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the Federated International Equity Fund's Class A Shares, assuming the reinvestment of all capital gains and dividends, would have grown to $29,835 on 11/30/98.

A3. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text beneath it. The "x" axis reflects computation periods from 8/17/84 to 11/30/98. The "y" axis is measured in increments of $40,000 ranging from $0 to $200,000 and indicates that the ending value of a hypothetical initial investment of $10,000 and subsequent investments of $5,000 every August over 14 years in the Federated International Equity Fund's Class A Shares would have grown to 176,982 on 11/30/98.

A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of the Federated International Equity Fund are represented by a solid line. The Morgan Stanley Capital International Europe Australia Far-East Index
(EAFE) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of Federated International Equity Fund and the EAFE. The "x" axis reflects computation periods from 11/30/88 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Federated International Equity Fund's Class A Shares, as compared to the EAFE; the ending values were $19,451 and $16,348, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Federated International Equity Fund's Class A Shares Average Annual Total Returns for the one-year, five-year, 10-year and start of performance periods ended 11/30/98, which were 11.32%, 7.97%, 6.28% and 12.45%, respectively.

A5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of the Federated International Equity Fund are represented by a solid line. The Morgan Stanley Capital International Europe Australia Far-East Index
(EAFE) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of Federated International Equity Fund and the EAFE. The "x" axis reflects computation periods from 9/28/94 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Federated International Equity Fund's Class B Shares, as compared to the EAFE; the ending values were $12,219 and $13,507, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Federated International Equity Fund's Class B Shares Average Annual Total Returns for the one-year and start of performance periods ended 11/30/98, which were 11.42% and 5.29%, respectively.

A6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of the Federated International Equity Fund are represented by a solid line. The Morgan Stanley Capital International Europe Australia Far-East Index
(EAFE) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of Federated International Equity Fund and the EAFE. The "x" axis reflects computation periods from 4/1/93 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Federated International Equity Fund's Class C Shares, as compared to the EAFE; the ending values were $16,411 and $18,934, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Federated International Equity Fund's Class C Shares Average Annual Total Returns for the one-year, five-year and start of performance periods ended 11/30/98, which were 15.94%, 8.28%, and 9.13%, respectively.

B1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 6/30/91 to 11/30/98. The "y" axis is measured in increments of $4,000 ranging from $0 to $16,000 and indicates that the ending value of hypothetical initial investment of $8,000 in the Federated International Income Fund's Class A Shares, assuming a 4.50% sales charge and the reinvestment of all capital gains and dividends, would have grown to $14,469 on 11/30/98.

B2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 6/30/91 to 11/30/98. The "y" axis is measured in increments of $3,000 ranging from $0 to $12,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the Federated International Income Fund's Class A Shares, assuming the reinvestment of all capital gains and dividends, would have grown to $10,645 on 11/30/98.


B3. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text beneath it. The "x" axis reflects computation periods from 6/30/91 to 11/30/98. The "y" axis is measured in increments of $10,000 ranging from $0 to $40,000 and indicates that the ending value of a hypothetical initial investment of $10,000 in June 1991 and subsequent investments of $2,000 every June since then in the Federated International Income Fund's Class A Shares would have grown to 35,760 on 11/30/98.

B4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of the Federated International Income Fund are represented by a solid line. The J.P. Morgan Global Traded Index Excluding U.S. (JPMGXUS) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of Federated International Income Fund and the JPMGXUS. The "x" axis reflects computation periods from 6/4/91 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Federated International Income Fund's Class A Shares, as compared to the JPMGXUS; the ending values were $18,576 and $20,778, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Federated International Income Fund's Class A Shares Average Annual Total Returns for the one-year, five-year, and start of performance periods ended 11/30/98, which were 5.27%, 5.74%, and 8.62%, respectively.

B5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of the Federated International Income Fund are represented by a solid line. The J.P. Morgan Global Traded Index Excluding U.S. (JPMGXUS) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of Federated International Income Fund and the JPMGXUS. The "x" axis reflects computation periods from 9/28/94 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Federated International Income Fund's Class B Shares, as compared to the JPMGXUS; the ending values were $13,480 and $14,183, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Federated International Income Fund's Class B Shares Average Annual Total Returns for the one-year and start of performance periods ended 11/30/98, which were 3.95% and 7.80%, respectively.

B6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of the Federated International Income Fund are represented by a solid line. The J.P. Morgan Global Traded Index Excluding U.S. (JPMGXUS) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of Federated International Income Fund and the JPMGXUS. The "x" axis reflects computation periods from 4/1/93 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Federated International Income Fund's Class C Shares, as compared to the JPMGXUS; the ending values were $15,960 and $16,085, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Federated International Income Fund's Class C Shares Average Annual Total Returns for the one-year, five-year and start of performance periods ended 11/30/98, which were 8.42%, 5.93%, and 8.60%, respectively.